Fifth Amendment
to the
CTS Corporation Pension Plan
(Amended and Restated Effective as of July 1, 2015)
Whereas, CTS Corporation (the “Company”) maintains the CTS Corporation Pension Plan (the “Plan”) for the benefit of its eligible employees; and
Whereas, the Plan consists of a main Plan document and several Appendices which form a part of the Plan and which together constitute a “single plan” as such term is defined in Internal Revenue Code Section 1.414(1)–1(b)(1); and
Whereas, under section 9.1 of the Plan, the Company reserves the right to amend, modify, suspend, or terminate the Plan (including the Appendices made a part thereof) at any time by resolution of the Board of Directors; and
Whereas, the Company has decided to terminate the Plan, effective as of July 31, 2020, and as part of the termination process, wishes to amend the Plan, in order to make certain changes that will apply either before or after such termination; and
Whereas, more specifically, the Amendment includes the following provisions:

1.
Provides for a time-limited lump sum distribution option, expected to be available for a limited period of time during 2021, to certain terminated vested and active participants whose retirement benefit has not yet commenced;

2.	Provides for an immediate annuity option for those same participants;

3.	Specifies a July 31, 2020 termination date;

4.	Provides for voluntary in-service benefit commencement upon attaining normal retirement age;

5.	Changes the method of determining beneficiaries in the event that a participant does not designate a specific individual, or if the participant’s designation cannot take effect for some reason;

6.	Eliminates certain service requirements previously necessary in order to attain “normal” or “early” retirement age under the Plan;

7.	Implements certain provisions of the SECURE Act of 2019 relating to changes to minimum required distributions;

8.	Removes a limited lump sum preretirement death benefit from the Plan;

9.	Removes certain references within the Plan document to certain preretirement death benefits that are no longer payable under the Plan; and

10.	Provides for various other changes and authorizations related to the Plan termination.
Now, Therefore, the Plan is amended as follows, effective as of the dates described below:
1.Section 1.1(h) is added to the Plan as follows, effective as of July 31, 2020:

“(h)
Termination of Plan. Effective as of July 31, 2020, (the Plan Termination Date), the Plan is terminated pursuant to the provisions of section 9.4 and other provisions of the Fifth Amendment to the Plan.”

2.    Section 2.1(s) of the Plan is revised to read as follows, effective as of July 31, 2020:

“(s)
“Early Retirement Date” generally means, effective as of July 31, 2020, the first day of the month coincident with or next following the date an Employee retires before his Normal Retirement Age. Such age is generally 55, as further described in section 6.2, and except as otherwise provided in an Appendix to the Plan.”

3.    Section 2.1(jj) of the Plan is revised to read as follows, effective as of July 31, 2020:

“(jj)
“Normal Retirement Age” generally means, effective as of July 31, 2020, the Employee’s 65th birthday, as described further in section 5.1, except as otherwise provided in an Appendix to the Plan. Upon attaining Normal Retirement Age, the Employee shall have a fully vested and nonforfeitable interest in his accrued benefit.”

4.    Section 2.1(kk) of the Plan is revised to read as follows, effective as of July 31, 2020:

“(kk)
“Normal Retirement Date” generally means, effective as of July 31, 2020, Normal Retirement Age, except that a Participant may elect to delay his Normal Retirement Date beyond Normal Retirement Age, up until the date that he retires from employment with the Company and all Affiliated Employers. Furthermore, for purposes of Appendix G, Normal Retirement Date is as defined in the first paragraph of section 5.1 of that Appendix G.”

5.    Section 5.1 of the Plan is revised to read as follows, effective July 31, 2020:
“5.1 Normal Retirement
An Employee who has attained Normal Retirement Age will be entitled to nonforfeitable monthly normal retirement benefits, as further described in section 6.1.”
6.    Section 5.2 of the Plan is revised to read as follows, effective July 31, 2020:
“5.2 Early Retirement
An Employee who, effective as of July 31, 2020—
(a)has attained age 55 years but not Normal Retirement Age, and
(b)    retires from employment with the Company and all Affiliated Employers before his Normal Retirement Age, will be entitled to monthly early pension benefits, as further described in section 6.2.”
7.    Section 6.7(c) of the Plan is revised by adding a new paragraph to read as follows, effective as of July 31, 2020:
“Notwithstanding the preceding paragraph, effective as of July 31, 2020, in the absence of an affirmative election by the Participant or other person to receive cash or authorize a direct rollover, such person shall be treated as a “missing participant” under ERISA section 4050. Automatic rollovers to a “default” individual retirement plan (as described above) shall not be performed if the Participant is being treated as a missing participant.”
8.    Section 6.9 of the Plan is revised to read as follows, effective as of July 31, 2020;
“6.9 Lump Sum Distribution Option relating to Survivor Annuity to Spouse.
In the event that a surviving Spouse is eligible to receive the survivor portion of either a Qualified Joint and Survivor Annuity or an Optional Joint and Survivor Annuity under section 6.5(d), such surviving Spouse shall be eligible to elect to receive the lump sum Actuarial Equivalent of the survivor annuity as an alternative payment form, subject to the following terms and conditions:
(a)Actuarial Factors. Such lump sum will be calculated by using the lump sum Actuarial Equivalent factors described in section 6.11(b).
(b)Required Notification and Election Periods. In order to be eligible to receive this lump sum distribution option, the surviving Spouse must notify the Administrator of the Participant’s death within 30 days of the date on which such death occurs. Following such timely notification, the Spouse will receive an election form permitting the lump sum distribution as an alternative payment form. The Spouse must then complete and submit such an election form within 30 days after such form is made available to the Spouse. If either of these deadlines is not satisfied, the lump sum distribution option will not be available to the surviving Spouse.
Following a timely lump sum election, such lump sum shall be paid out within 60 days from the receipt of the election form by the Administrator.”
9.    Section 7.1 of the Plan is revised by adding the following section (d) to the Plan, effective as of July 31, 2020:

“(d)
Benefit Commencement following Plan Termination. Notwithstanding anything to the contrary in subsections (a)-(c) above, in the case of a Participant who attains age 65 on or after July 31, 2020, such Participant may elect to have benefit payments commence immediately, rather than be delayed until such Participant’s employment with the Company and Affiliated Employers terminates. Furthermore, in the case of a Participant who had attained age 65 prior to July 31, 2020, but whose benefit payments had not commenced due to continued employment with the Company or an Affiliated Employer, such Participant may elect to have such payments commence as of July 31, 2020. In determining the amount and form of payment of such normal retirement benefits, the remaining provisions of this Article 7 (and of the Plan and Appendices in general) shall apply as if that Participant’s employment with the Company and Affiliated Employers had terminated. The provisions of this subsection (d) shall also apply to Participants entitled to a benefit under any Appendix to the Plan, regardless of any language within such Appendix to the contrary.”

10.    Section 7.2(c)(1) of the Plan is revised by adding the following wording to section 7.2(c)(1) (i.e., immediately preceding section 7.2(c)(2)), effective as of January 1, 2020:
“Notwithstanding subparagraphs (A) and (B) above, in the case of an Employee who has not attained age 70-1/2 as of December 31, 2019, the references in subparagraphs (A) and (B) above to “the calendar year in which such Employee attains age 70-1/2” shall be replaced by “the calendar year in which such Employee attains age 72.”
11.    Section 7.5 of the Plan is revised by adding a new subsection (c), effective as of July 31, 2020:

“(c)
Limited Suspension of Benefits on and after Plan Termination Date. Notwithstanding subsections (a) and (b) above, in the case of Participants who remain in employment with the Company and Affiliated Employers after having attained age 65, and after July 31, 2020, benefit payments may commence in accordance with section 7.1(d), regardless of the number of Hours of Service earned in each month.”

12.    Section 9.4 is added to the Plan as follows, effective as of July 31, 2020
“9.4 Plan Termination
(a)Plan Termination. Notwithstanding any provision of the Plan to the contrary, the Plan shall be terminated effective July 31, 2020 (the “Termination Date”). All accrued benefits under the Plan shall be distributed thereafter in accordance with the provisions of the Plan and this section 9.4. The Administrator shall take all actions as are necessary or desirable to provide for the termination of the Plan and the distribution of Participants’ accrued benefits.
(b)Vesting and Continued Participation. Effective as of the Termination Date, each affected Participant’s accrued benefit shall be fully vested in accordance with section 9.2(a) of the Plan. All Participants in the Plan on the Termination Date shall continue as Participants in the Plan with respect to their accrued benefits until such accrued benefits are distributed to them or their Beneficiaries, in accordance with the terms of this section 9.4 and the remaining provisions of the Plan.

(c)
Distribution of Benefits. After the termination of the Plan, the benefits of each Participant, surviving Spouse alternate payee, or other Beneficiary under the Plan will be distributed in accordance with the terms of this section 9.4. Many such Participants and other persons are eligible to receive lump sum distributions pursuant to the terms of section 6.18, or a comparable provision of an Appendix to the Plan. Such immediate lump sum shall be paid after the Termination Date but prior to the purchase of an irrevocable annuity contract from a licensed insurance company. Alternatively, each such Participant or other person may elect to receive benefits in any available distribution option upon the Plan termination in accordance with the terms of the Plan; provided, however, certain annuity payments may commence under the terms of the Plan and continue under the terms of the irrevocable annuity contract from the insurance company referenced in subsection (f) below.

Upon completion of the distributions to Participants and other persons described in the preceding paragraphs, any remaining funds in the Trust Fund may revert to the Employer, pursuant to section 8.4(a) of the Plan. Furthermore, the Company shall have the discretion to transfer some portion of such excess assets to the CTS Corporation Retirement Savings Plan, or some other eligible “qualified replacement plan,” as that term is defined in Code section 4980(d)(2). Any such transfer shall be in accordance with the provisions of Code section 4980 and this section 9.4.

(d)Trust Fund. All accrued benefits shall continue to be held by the Trustee under the Trust until distributed in accordance with subsection (c) above.
(e)Government Notices and Approvals. The Administrator shall furnish notices to and request approvals from the Internal Revenue Service and any other government agency with regard to the termination of the Plan, as deemed necessary or desirable.
(f)Authority of Company and Administrator. The Administrator may adopt such further amendments to the Plan, including amendments to the Plan after the Plan has been terminated, as may be necessary to comply with applicable IRS or other governmental requirements, or as may be desirable to provide for the distribution of the accrued benefits, or for any other reason. Until all accrued benefits have been distributed (either by lump sum payment or through the purchase of an irrevocable annuity contract from a licensed insurance company), the Company and Administrator shall retain all rights, duties, and discretion imposed on or reserved to the Company and Administrator under the Plan, as applicable.
(g)Plan Provisions. Except as inconsistent with the provisions of this section 9.4, all provisions of the Plan shall continue in effect until all accrued benefits have been distributed and all other actions necessary to terminate the Plan have been completed. Upon complete distribution of the accrued benefits, the Trust shall terminate. The terms of this section 9.4 shall supersede the provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan and this section.”
13.    Section B.1(a)(1)(A) is added to Appendix B of the Plan, immediately following subsection (a)(1), to read as follows, effective as of August 1, 2020:
“(1)(A) “Beneficiary” means, where applicable, an individual or (to the extent permitted) an entity designated by the Participant on a form for such purpose, and filed with the Administrator. In the event that a Participant shall not designate a Beneficiary in the manner heretofore stated, or if for any reason such designation shall be legally ineffective, or if such Beneficiary shall predecease the Participant or die simultaneously with him, or if such Beneficiary shall die prior to receiving all of the benefit payments that would have been payable to such Beneficiary if such Beneficiary’s death had not occurred, then distribution shall be made to the surviving member or members of the following classes of persons, with preference for classes in the order listed, in equal shares among members of a class if there should be more than one member of a class then living. The Participant’s—
(1)    spouse;
(2)    children (including children by adoption);
(3)    parents (including parents by adoption);
(4)    brothers and sisters;
(5)    such other person(s) as may be determined by the Administrator.”
14.    Section 2.1(b) of Appendix E of the Plan is revised and clarified as follows, effective as of July 31, 2020:

“(b)	“Early Retirement Date” means the first day of the month coincident with or next following the date an Employee retires (as further described in section 5.2) before his Normal Retirement Age.”
15.    Section 2.1(d) of Appendix G of the Plan is revised to read as follows, effective as of July 31, 2020:

“(d)
“Beneficiary” means, where applicable, an individual or (to the extent permitted) an entity designated by the Participant on a form for such purpose, and filed with the Administrator. In the event that a Participant shall not designate a Beneficiary in the manner heretofore stated, or if for any reason such designation shall be legally ineffective, or if such Beneficiary shall predecease the Participant or die simultaneously with him, or if such Beneficiary shall die prior to receiving all of the benefit payments that would have been payable to such Beneficiary if such Beneficiary’s death had not occurred, then distribution shall be made to the surviving member or members of the following classes of persons, with preference for classes in the order listed, in equal shares among members of a class if there should be more than one member of a class then living. The Participant’s—

(6)    spouse;
(7)    children (including children by adoption);
(8)    parents (including parents by adoption);
(9)    brothers and sisters;
(10)    such other person(s) as may be determined by the Administrator.”
16.    Addendum C to Appendix G of the Plan shall be deleted, insofar as there are no active Participants still employed by CTS who are covered under Appendix G, and therefore no lump sum death benefits under that Addendum C are still payable to Beneficiaries.
17.
Changes to Core Document
18.    Article 6 of the Core Document is amended to include a new section 6.18 to read as follows, effective as of August 1, 2020:
“6.18 Lump Sum Option Available to Terminated Vested and Active Participants for Limited Period of Time During 2020–2021.
(a)Definitions. For purposes of this section 6.18, the following definitions will apply:
(1)    “Eligible Window Participant” means a Participant who is eligible to make an election described in this section 6.18, as more fully described in subsection (c) below.
(2)    “Lump Sum Determination Date” means April 1, 2021, the date as of which lump sum distributions shall be calculated and payable, and the date as of which immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.
(3)    “Offer Closing Date” means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.18. Such date is expected to be March 5, 2021; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.
(b)General. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7, a lump sum distribution for amounts larger than $5,000 shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.
(c)Eligible Window Participants. The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to Active Window Participants, Terminated Vested Window Participants, and Other Window Participants, as described in paragraphs (1)-(3) below, but excluding any persons described in paragraph (4) below. These groups of eligible Participants shall collectively be known as Eligible Window Participants.
(1)    Active Window Participants. The term Active Window Participants shall include all Participants who—
(A)    are actively employed by the Company or an Affiliated Employer as of the date just before formal notice is provided, as described in subsection (d)(1) below,
(B)    are covered under the terms and provisions of this Core Document, and specifically including a Participant who is covered under the terms of Appendix B and therefore eligible to receive a “past service benefit” (commonly referred to as a “Wireless Participant”),
(C)    who are alive as of the Lump Sum  Determination Date, and
(D)    are not excluded under paragraph (4) below.
(2)    Terminated Vested Window Participants. Unless excluded under paragraph (4), an Eligible Window Participant means a Participant—
(A)    who is covered under the terms and provisions of this Core Document, and specifically including a Participant who is covered under the terms of Appendix B and therefore eligible to receive a “past service benefit” (commonly referred to as a “Wireless Participant”).
(B)    who has terminated employment with the Company and all Affiliated Employers on a date before the date on which formal notice is provided, as described in subsection (d)(1) below,
(C)    who is alive as of the Lump Sum Determination Date,
(D)    who is entitled to a retirement benefit under Article 6 of this Core Document, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, except as otherwise provided in paragraph (5) below, and
(E)    for whom the lump sum actuarial equivalent value of the Participant’s benefit, determined on the basis of the Actuarial Assumptions described in section 6.11, and based on the methodology described in subsection (f) below, exceeds $5,000, shall be classified as a Terminated Vested Participants for purposes of this section 6.18.
(3)    Other Window Participants. In addition to Active Window Participants and Terminated Vested Window Participants described above, any—
(A)    surviving spouse or nonspouse beneficiary or alternate payee whose benefits are derived from any of the previously described groups of Window Participants,
(B)    whose benefits under the Plan have not yet commenced, and
(C)    who is alive as of the Lump Sum Determination Date,
shall be considered as Other Window Participants, and shall thereby be designated as Eligible Window Participants; provided, however, that if a Participant otherwise described in paragraph (1) or (2) above, or an alternate payee is subject to the terms of a qualified domestic relations order which requires payment (to that specific person) in a form other than a lump sum, such Participant or alternate payee shall be treated as excluded under paragraph (4) below.
(4)    Excluded Persons. Notwithstanding paragraphs (1)-(3) above, Participants and other persons described in paragraphs (1), (2), and (3) above who are in payment status shall not be Eligible Window Participants, except as otherwise provided in paragraph (5) below. Similarly, Terminated Vested Window Participants described in paragraphs (2) above who have attained age 65 prior to the Lump Sum Determination Date shall not be Eligible Window Participants, except as otherwise provided in paragraph (5) below.
(5)    Limited Exception for Certain Participants in Payment Status. Notwithstanding the provisions of paragraphs (2)(D) and (3)(B) above, a Participant, if any—
(A)    who satisfies the conditions of paragraph (2) above, other than those described in subparagraph (D), or who satisfies the conditions of paragraph (3) above, other than those described in subparagraph (B),
(B)    whose benefits have commenced on or after March 1, 2020 and prior to June 1, 2020, and
(C)    who is determined by the Administrator not to have been fully informed of the right to receive a lump sum distribution prior to the date on which his benefits commenced, shall be classified as an Eligible Window Participant, and eligible to make the election described in this section 6.18, modified as described in the following paragraph. Such determination shall be made in the sole and absolute discretion of the Administrator, which shall be applied on a consistent, uniform, and nondiscriminatory basis.
Notwithstanding anything to the contrary in subsection (d) or (e) below, any such Participant described above may elect between (i) receiving a lump sum distribution, calculated as described in subsection (f)(1), but actuarially reduced to reflect the value of annuity payments received, or (ii) continuing the annuity payments in the same payment form as previously elected (and currently in payment status).
(d)Notice and Election Period. The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1)
Notification Dates and Timing Requirements. Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in May or June 2020. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) will be distributed to Eligible Window Participants in January, 2021.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the “Election Period”). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, including the Offer Closing Date and the Lump Sum Determination Date, are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays or, alternatively, in accordance with subsection (h) below. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.18, and to make any and all elections relating to form of payment and related matters.

(2)    Election, Waiver, Consent, and Revocation Requirements. In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.18 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.18 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.18, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.
(3)    Failure to Submit an Election. For purposes of this section 6.18, an Eligible Window Participant must make a “valid” election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a “valid” election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.
Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.18.
(e)Immediate Annuity Option Payment Forms. In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.18, such person shall alternatively be permitted to elect an “immediately payable” annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of this Core Document, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above. Such immediate annuity will commence under the terms of the Plan, and continue (as applicable) under the terms of the irrevocable annuity contract from the insurance company referenced in section 9.4(f).

An Eligible Window Participant described in subsection (c)(1) or (c)(2) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity. A Window Participant described in subsection (c)(3) above may elect a life annuity (if a surviving spouse or nonspouse beneficiary), or, if an alternate payee, may elect whatever payment forms are permissible, taking into account the terms of the qualified domestic relations order and the age of the applicable Participant as of the date of the alternate payee’s benefit commencement.

Notwithstanding the preceding paragraph, either—
(1)    a Terminated Vested Window Participant described in subsection (c)(2) above who has attained age 55, or
(2)    an Active Window Participant described in subsection (c)(1) above who has attained Normal Retirement Age, shall be eligible to elect all other optional payment forms described in this Core Document (if any).
(f)Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.
(1)    Lump Sum Distributions. The amount of a Participant’s lump sum distribution under this section 6.18 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11. For purposes of subparagraphs (A) and (B) below, Active Window Participants described in subsection (c)(1) above shall be assumed to have terminated employment with the Company and all Affiliated Employers immediately prior to the Lump Sum Determination Date.
(A)    Eligible Window Participants Who have not attained Age 55 as of Lump Sum Determination Date. For Eligible Window Participants who have not yet attained age 55 as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant who has not yet attained age 55), the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant or other person would have been entitled to receive at age 55, as described in section 5.2 or 5.4 of this Core Document, but in no event less than the lump sum value determined as of his Normal Retirement Age.
(B)    Eligible Window Participants Who have attained Age 55 as of Lump Sum Determination Date. Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to a benefit under section 5.2 or 5.4 of this Core Document as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant entitled to such a benefit), the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum determined as of the Participant’s Normal Retirement Age.
(2)    Immediate Annuity Payments to Certain Eligible Window Participants.
(A)    Benefit Commencement Prior to Age 55 for Terminated Vested Window Participants or Prior to Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity under this section 6.18 that commences—
(i)    prior to age 55, in the case of a Terminated Vested Window Participant described in subsection (c)(2), or
(ii)    prior to a Participant’s Normal Retirement Age, in the case of an Active Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to convert the Early Retirement Age or age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b) of this Core Document).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of this Core Document.
(B)    Benefit Commencement between Age 55 and Normal Retirement Age for Terminated Vested Window Participants or On or After Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity to either—
(i)    a Terminated Vested Window Participant that commences on or after Age 55 and on or before Normal Retirement Age, or
(ii)    an Active Window Participant that commences on or after Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of this Core Document.
(g)Death After Election and Prior to Benefit Commencement. Notwithstanding anything to the contrary in Article 6 of this Core Document, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in April, 2021), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6.
(h)Alternative Dates. Notwithstanding the various dates described above within this section 6.18, the Administrator shall have discretion to offer the temporary lump sum program during an alternative period of time, beginning as early as November 2020; provided, however, that the incremental time periods shall be comparable to those described above, and that Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program and make any and all elections associated with form of payment and related matters.”
(i)
Changes to Appendix B
19.    Section B.5 is added to Appendix B as follows, effective as of August 1, 2020:
“B.5 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time During 2020–2021
The limited lump sum option described in section 6.18 of the Core Document shall be applicable to certain Transferred Participants covered under this Appendix B, as further described in section 6.18 of the Core Document.”

Changes to Appendix C
20.    Article 6 of the Appendix C is amended to include a new section 6.19 to read as follows, effective as of August 1, 2020:
“6.19 Lump Sum Option Available to Terminated Vested and Active Participants for Limited Period of Time During 2020–2021.
(a)Definitions. For purposes of this section 6.19, the following definitions will apply:
(1)    “Eligible Window Participant” means a Participant who is eligible to make an election described in this section 6.19, as more fully described in subsection (c) below.
(2)    “Lump Sum Determination Date” means April 1, 2021, the date as of which lump sum distributions shall be calculated and payable, and the date as of which immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.
(3)    “Offer Closing Date” means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.19. Such date is expected to be March 5, 2021; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.
(b)General. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000 shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.
(c)Eligible Window Participants. The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to Active Window Participants, Terminated Vested Window Participants, and Other Window Participants, as described in paragraphs (1)-(3) below, but excluding any persons described in paragraph (4) below. These groups of eligible Participants shall collectively be known as Eligible Window Participants.
(1)    Active Window Participants. The term Active Window Participants shall include all Participants who—
(A)    are actively employed by the Company or an Affiliated Employer as of the date just before formal notice is provided, as described in subsection (d)(1) below,
(B)    are covered under the terms and provisions of this Appendix C,
(C)    who are alive as of the Lump Sum Determination Date, and
(D)    are not excluded under paragraph (4) below.
(2)    Terminated Vested Window Participants. Unless excluded under paragraph (4), an Eligible Window Participant means a Participant—
(A)    who is covered under the terms and provisions of this Appendix C, and specifically including a Participant who is covered under the terms of Appendix C and therefore eligible to receive a “past service benefit” (commonly referred to as a “Wireless Participant”).
(B)    who has terminated employment with the Company and all Affiliated Employers on a date before the date on which formal notice is provided, as described in subsection (d)(1) below,
(C)    who is alive as of the Lump Sum Determination Date,

(D)
who is entitled to a retirement benefit under Article 6 of this Appendix C, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, except as otherwise provided in paragraph (5) below, and

(E)    for whom the lump sum actuarial equivalent value of the Participant’s benefit, determined on the basis of the Actuarial Assumptions described in section 6.11 of the Core Document, and based on the methodology described in subsection (f) below, exceeds $5,000, shall be classified as a Terminated Vested Participants for purposes of this section 6.19.
(3)    Other Window Participants. In addition to Active Window Participants and Terminated Vested Window Participants described above, any—
(A)    surviving spouse or nonspouse beneficiary or alternate payee whose benefits are derived from any of the previously described groups of Window Participants,
(B)    whose benefits under the Plan have not yet commenced, and
(C)    who is alive as of the Lump Sum Determination Date,
shall be considered as Other Window Participants, and shall thereby be designated as Eligible Window Participants; provided, however, that if a Participant otherwise described in paragraph (1) or (2) above, or an alternate payee is subject to the terms of a qualified domestic relations order which requires payment (to that specific person) in a form other than a lump sum, such Participant or alternate payee shall be treated as excluded under paragraph (4) below.
(4)    Excluded Persons. Notwithstanding paragraphs (1)-(3) above, Participants and other persons described in paragraphs (1), (2), and (3) above who are in payment status shall not be Eligible Window Participants, except as otherwise provided in paragraph (5) below. Similarly, Terminated Vested Window Participants described in paragraphs (2) above who have attained age 65 prior to the Lump Sum Determination Date shall not be Eligible Window Participants, except as otherwise provided in paragraph (5) below.
(5)    Limited Exception for Certain Participants in Payment Status. Notwithstanding the provisions of paragraphs (2)(D) and (3)(B) above, a Participant, if any—

(A)
who satisfies the conditions of paragraph (2) above, other than those described in subparagraph (D), or who satisfies the conditions of paragraph (3) above, other than those described in subparagraph (B),

(B)    whose benefits have commenced on or after March 1, 2020 and prior to June 1, 2020, and
(C)    who is determined by the Administrator not to have been fully informed of the right to receive a lump sum distribution prior to the date on which his benefits commenced, shall be classified as an Eligible Window Participant, and eligible to make the election described in this section 6.19, modified as described in the following paragraph. Such determination shall be made in the sole and absolute discretion of the Administrator, which shall be applied on a consistent, uniform, and nondiscriminatory basis.
Notwithstanding anything to the contrary in subsection (d) or (e) below, any such Participant described above may elect between (i) receiving a lump sum distribution, calculated as described in subsection (f)(1), but actuarially reduced to reflect the value of annuity payments received, or (ii) continuing the annuity payments in the same payment form as previously elected (and currently in payment status).
(d)Notice and Election Period. The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1)
Notification Dates and Timing Requirements. Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in May or June 2020. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Core Document) will be distributed to Eligible Window Participants in January, 2021.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the “Election Period”). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.
The dates mentioned in the preceding two paragraphs, including the Offer Closing Date and the Lump Sum Determination Date, are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays or, alternatively, in accordance with subsection (h) below. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.19, and to make any and all elections relating to form of payment and related matters.

(2)    Election, Waiver, Consent, and Revocation Requirements. In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.19 or section 6.7 of the Core Document (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.19 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.19, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.
(3)    Failure to Submit an Election. For purposes of this section 6.19, an Eligible Window Participant must make a “valid” election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a “valid” election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.
Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.19.
(e)Immediate Annuity Option Payment Forms. In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.19, such person shall alternatively be permitted to elect an “immediately payable” annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of this Appendix C, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above. Such immediate annuity will commence under the terms of the Plan, and continue (as applicable) under the terms of the irrevocable annuity contract from the insurance company referenced in section 9.4(f).

An Eligible Window Participant described in subsection (c)(1) or (c)(2) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity. A Window Participant described in subsection (c)(3) above may elect a life annuity (if a surviving spouse or nonspouse beneficiary), or, if an alternate payee, may elect whatever payment forms are permissible, taking into account the terms of the qualified domestic relations order and the age of the applicable Participant as of the date of the alternate payee’s benefit commencement.

Notwithstanding the preceding paragraph, either—
(1)    a Terminated Vested Window Participant described in subsection (c)(2) above who has attained age 55, or
(2)    an Active Window Participant described in subsection (c)(1) above who has attained Normal Retirement Age, shall be eligible to elect all other optional payment forms described in this Appendix C (if any).
(f)Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.
(1)    Lump Sum Distributions. The amount of a Participant’s lump sum distribution under this section 6.19 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11 of the Core Document. For purposes of subparagraphs (A) and (B) below, Active Window Participants described in subsection (c)(1) above shall be assumed to have terminated employment with the Company and all Affiliated Employers immediately prior to the Lump Sum Determination Date.
(A)    Eligible Window Participants Who have not attained Age 55 as of Lump Sum Determination Date. For Eligible Window Participants who have not yet attained age 55 as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant who has not yet attained age 55), the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant or other person would have been entitled to receive at age 55, as described in section 5.2 or 5.4 of the Core Document, but in no event less than the lump sum value determined as of his Normal Retirement Age.
(B)    Eligible Window Participants Who have attained Age 55 as of Lump Sum Determination Date. Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to a benefit under section 5.2 or 5.4 of this Appendix C as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant entitled to such a benefit), the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum determined as of the Participant’s Normal Retirement Age.
(2)    Immediate Annuity Payments to Certain Eligible Window Participants.
(A)    Benefit Commencement Prior to Age 55 for Terminated Vested Window Participants or Prior to Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity under this section 6.19 that commences—
(i)    prior to age 55, in the case of a Terminated Vested Window Participant described in subsection (c)(2), or
(ii)    prior to a Participant’s Normal Retirement Age, in the case of an Active Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to convert the Early Retirement Age or age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b) of the Core Document).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of the Core Document.
(B)    Benefit Commencement between Age 55 and Normal Retirement Age for Terminated Vested Window Participants or On or After Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity to either—
(i)    a Terminated Vested Window Participant that commences on or after Age 55 and on or before Normal Retirement Age, or
(ii)    an Active Window Participant that commences on or after Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of the Core Document.
(g)Death After Election and Prior to Benefit Commencement. Notwithstanding anything to the contrary in Article 6 of the Appendix C, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in April, 2021), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) of the Core Document may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6 of the Core Document.
(h)Alternative Dates. Notwithstanding the various dates described above within this section 6.19, the Administrator shall have discretion to offer the temporary lump sum program during an alternative period of time, beginning as early as November 2020; provided, however, that the incremental time periods shall be comparable to those described above, and that Eligible Window Participants shall be permitted a minimum of 30 days in order to consider elections associated with form of payment and related matters.”

Changes to Appendix D
21.    Article 6 of Appendix D is amended to include a new section 6.19 to read as follows, effective as of August 1, 2020:
“6.19 Lump Sum Option Available to Terminated Vested and Active Participants for Limited Period of Time During 2020–2021.
(a)Definitions. For purposes of this section 6.19, the following definitions will apply:
(1)    “Eligible Window Participant” means a Participant who is eligible to make an election described in this section 6.19, as more fully described in subsection (c) below.
(2)    “Lump Sum Determination Date” means April 1, 2021, the date as of which lump sum distributions shall be calculated and payable, and the date as of which immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.
(3)    “Offer Closing Date” means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.19. Such date is expected to be March 5, 2021; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.
(b)General. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000 shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.
(c)Eligible Window Participants. The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to Active Window Participants, Terminated Vested Window Participants, and Other Window Participants, as described in paragraphs (1)-(3) below, but excluding any persons described in paragraph (4) below. These groups of eligible Participants shall collectively be known as Eligible Window Participants.
(1)    Active Window Participants. The term Active Window Participants shall include all Participants who—
(A)    are actively employed by the Company or an Affiliated Employer as of the date just before formal notice is provided, as described in subsection (d)(1) below,
(B)    are covered under the terms and provisions of this Appendix D,
(C)    who are alive as of the Lump Sum  Determination Date, and
(D)    are not excluded under paragraph (4) below.
(2)    Terminated Vested Window Participants. Unless excluded under paragraph (4), an Eligible Window Participant means a Participant—
(A)    who is covered under the terms and provisions of this Appendix D, and specifically including a Participant who is covered under the terms of Appendix D and therefore eligible to receive a “past service benefit” (commonly referred to as a “Wireless Participant”).
(B)    who has terminated employment with the Company and all Affiliated Employers on a date before the date on which formal notice is provided, as described in subsection (d)(1) below,
(C)    who is alive as of the Lump Sum Determination Date,
(D)    who is entitled to a retirement benefit under Article 6 of this Appendix D, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and
(E)    for whom the lump sum actuarial equivalent value of the Participant’s benefit, determined on the basis of the Actuarial Assumptions described in section 6.11 of the Core Document, and based on the methodology described in subsection (f) below, exceeds $5,000, shall be classified as a Terminated Vested Participants for purposes of this section 6.19.
(3)    Other Window Participants. In addition to Active Window Participants and Terminated Vested Window Participants described above, any—
(A)    surviving spouse or nonspouse beneficiary or alternate payee whose benefits are derived from any of the previously described groups of Window Participants,
(B)    whose benefits under the Plan have not yet commenced, and
(C)    who is alive as of the Lump Sum Determination Date,
shall be considered as Other Window Participants, and shall thereby be designated as Eligible Window Participants; provided, however, that if a Participant otherwise described in paragraph (1) or (2) above, or an alternate payee is subject to the terms of a qualified domestic relations order which requires payment (to that specific person) in a form other than a lump sum, such Participant or alternate payee shall be treated as excluded under paragraph (4) below.
(4)    Excluded Persons. Notwithstanding paragraphs (1)-(3) above, Participants and other persons described in paragraphs (1), (2), and (3) above who are in payment status shall not be Eligible Window Participants. Similarly, Terminated Vested Window Participants described in paragraphs (2) above who have attained age 65 prior to the Lump Sum Determination Date shall not be Eligible Window Participants.
(d)Notice and Election Period. The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1)
Notification Dates and Timing Requirements. Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in May or June 2020. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Core Document) will be distributed to Eligible Window Participants in January, 2021.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the “Election Period”). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, including the Offer Closing Date and the Lump Sum Determination Date, are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays or, alternatively, in accordance with subsection (h) below. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.19, and to make any and all elections relating to form of payment and related matters.

(2)    Election, Waiver, Consent, and Revocation Requirements. In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.19 or section 6.7 of the Core Document (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.19 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.19, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.
(3)    Failure to Submit an Election. For purposes of this section 6.19, an Eligible Window Participant must make a “valid” election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a “valid” election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.
Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.19.
(e)Immediate Annuity Option Payment Forms. In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.19, such person shall alternatively be permitted to elect an “immediately payable” annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of this Appendix D, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above. Such immediate annuity will commence under the terms of the Plan, and continue (as applicable) under the terms of the irrevocable annuity contract from the insurance company referenced in section 9.4(f).

An Eligible Window Participant described in subsection (c)(1) or (c)(2) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity. A Window Participant described in subsection (c)(3) above may elect a life annuity (if a surviving spouse or nonspouse beneficiary), or, if an alternate payee, may elect whatever payment forms are permissible, taking into account the terms of the qualified domestic relations order and the age of the applicable Participant as of the date of the alternate payee’s benefit commencement.

Notwithstanding the preceding paragraph, either—
(1)    a Terminated Vested Window Participant described in subsection (c)(2) above who has attained age 55, or
(2)    an Active Window Participant described in subsection (c)(1) above who has attained Normal Retirement Age, shall be eligible to elect all other optional payment forms described in this Appendix D (if any).
(f)Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.
(1)    Lump Sum Distributions. The amount of a Participant’s lump sum distribution under this section 6.19 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11 of the Core Document. For purposes of subparagraphs (A) and (B) below, Active Window Participants described in subsection (c)(1) above shall be assumed to have terminated employment with the Company and all Affiliated Employers immediately prior to the Lump Sum Determination Date.
(A)    Eligible Window Participants Who have not attained Age 55 as of Lump Sum Determination Date. For Eligible Window Participants who have not yet attained age 55 as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant who has not yet attained age 55), the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant or other person would have been entitled to receive at age 55, as described in section 5.2 or 5.4 of the Core Document, but in no event less than the lump sum value determined as of his Normal Retirement Age.
(B)    Eligible Window Participants Who have attained Age 55 as of Lump Sum Determination Date. Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to a benefit under section 5.2 or 5.4 of this Appendix D as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant entitled to such a benefit), the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum determined as of the Participant’s Normal Retirement Age.
(C)
(2)    Immediate Annuity Payments to Certain Eligible Window Participants.
(A)    Benefit Commencement Prior to Age 55 for Terminated Vested Window Participants or Prior to Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity under this section 6.19 that commences—
(i)    prior to age 55, in the case of a Terminated Vested Window Participant described in subsection (c)(2), or
(ii)    prior to a Participant’s Normal Retirement Age, in the case of an Active Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to convert the Early Retirement Age or age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b) of the Core Document).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of the Core Document.
(B)    Benefit Commencement between Age 55 and Normal Retirement Age for Terminated Vested Window Participants or On or After Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity to either—
(i)    a Terminated Vested Window Participant that commences on or after Age 55 and on or before Normal Retirement Age, or
(ii)    an Active Window Participant that commences on or after Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of the Core Document.
(g)Death After Election and Prior to Benefit Commencement. Notwithstanding anything to the contrary in Article 6 of Appendix D, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in April, 2021), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) of the Core Document may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6 of the Core Document.
(h)Alternative Dates. Notwithstanding the various dates described above within this section 6.19, the Administrator shall have discretion to offer the temporary lump sum program during an alternative period of time, beginning as early as November 2020; provided, however, that the incremental time periods shall be comparable to those described above, and that Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program and make any and all elections associated with form of payment and related matters.”
(i)
Changes to Appendix E
22.    Article 6 of Appendix E is amended to include a new section 6.19 to read as follows, effective as of August 1, 2020:
“6.19 Lump Sum Option Available to Terminated Vested and Active Participants for Limited Period of Time During 2020–2021.
(a)Definitions. For purposes of this section 6.19, the following definitions will apply:
(1)    “Eligible Window Participant” means a Participant who is eligible to make an election described in this section 6.19, as more fully described in subsection (c) below.
(2)    “Lump Sum Determination Date” means April 1, 2021, the date as of which lump sum distributions shall be calculated and payable, and the date as of which immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.
(3)    “Offer Closing Date” means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.19. Such date is expected to be March 5, 2021; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.
(b)General. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000 shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.
(c)Eligible Window Participants. The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to Active Window Participants, Terminated Vested Window Participants, and Other Window Participants, as described in paragraphs (1)-(3) below, but excluding any persons described in paragraph (4) below. These groups of eligible Participants shall collectively be known as Eligible Window Participants.
(1)    Active Window Participants. The term Active Window Participants shall include all Participants who—
(A)    are actively employed by the Company or an Affiliated Employer as of the date just before formal notice is provided, as described in subsection (d)(1) below,
(B)    are covered under the terms and provisions of this Appendix E, who are alive as of the Lump Sum Determination Date, and
(C)    are not excluded under paragraph (4) below.
(2)    Terminated Vested Window Participants. Unless excluded under paragraph (4), an Eligible Window Participant means a Participant—
(A)    who is covered under the terms and provisions of this Appendix E, and specifically including a Participant who is covered under the terms of Appendix E and therefore eligible to receive a “past service benefit” (commonly referred to as a “Wireless Participant”).
(B)    who has terminated employment with the Company and all Affiliated Employers on a date before the date on which formal notice is provided, as described in subsection (d)(1) below,
(C)    who is alive as of the Lump Sum Determination Date,
(D)    who is entitled to a retirement benefit under Article 6 of this Appendix E, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and
(E)    for whom the lump sum actuarial equivalent value of the Participant’s benefit, determined on the basis of the Actuarial Assumptions described in section 6.11 of the Core Document, and based on the methodology described in subsection (f) below, exceeds $5,000, shall be classified as a Terminated Vested Participants for purposes of this section 6.19.
(3)    Other Window Participants. In addition to Active Window Participants and Terminated Vested Window Participants described above, any—
(A)    surviving spouse or nonspouse beneficiary or alternate payee whose benefits are derived from any of the previously described groups of Window Participants,
(B)    whose benefits under the Plan have not yet commenced, and
(C)    who is alive as of the Lump Sum Determination Date,
shall be considered as Other Window Participants, and shall thereby be designated as Eligible Window Participants; provided, however, that if a Participant otherwise described in paragraph (1) or (2) above, or an alternate payee is subject to the terms of a qualified domestic relations order which requires payment (to that specific person) in a form other than a lump sum, such Participant or alternate payee shall be treated as excluded under paragraph (4) below .
(4)    Excluded Persons. Notwithstanding paragraphs (1)-(3) above, Participants and other persons described in paragraphs (1), (2), and (3) above who are in payment status shall not be Eligible Window Participants. Similarly, Terminated Vested Window Participants described in paragraphs (2) above who have attained their Normal Retirement Date prior to the Lump Sum Determination Date shall not be Eligible Window Participants.
(d)Notice and Election Period. The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1)
Notification Dates and Timing Requirements. Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in May or June 2020. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Core Document) will be distributed to Eligible Window Participants in January, 2021.
The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the “Election Period”). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, including the Offer Closing Date and the Lump Sum Determination Date, are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays or, alternatively, in accordance with subsection (h) below. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.19, and to make any and all elections relating to form of payment and related matters.

(2)    Election, Waiver, Consent, and Revocation Requirements. In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.19 or section 6.7 of the Core Document (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.19 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.19, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.
(3)    Failure to Submit an Election. For purposes of this section 6.19, an Eligible Window Participant must make a “valid” election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a “valid” election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.
Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.19.
(e)Immediate Annuity Option Payment Forms. In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.19, such person shall alternatively be permitted to elect an “immediately payable” annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of this Appendix E, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above. Such immediate annuity will commence under the terms of the Plan, and continue (as applicable) under the terms of the irrevocable annuity contract from the insurance company referenced in section 9.4(f),

An Eligible Window Participant described in subsection (c)(1) or (c)(2) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity. A Window Participant described in subsection (c)(3) above may elect a life annuity (if a surviving spouse or nonspouse beneficiary), or, if an alternate payee, may elect whatever payment forms are permissible, taking into account the terms of the qualified domestic relations order and the age of the applicable Participant as of the date of the alternate payee’s benefit commencement.

Notwithstanding the preceding paragraph, either—
(1)    a Terminated Vested Window Participant described in subsection (c)(2) above who has attained Early retirement Age (whether before or after termination of employment from the employer), or
(2)    an Active Window Participant described in subsection (c)(1) above who has attained Normal Retirement Age, shall be eligible to elect all other optional payment forms described in this Appendix E (if any).
(f)Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.
(1)    Lump Sum Distributions. The amount of a Participant’s lump sum distribution under this section 6.19 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11 of the Core Document. For purposes of subparagraphs (A) and (B) below, Active Window Participants described in subsection (c)(1) above shall be assumed to have terminated employment with the Company and all Affiliated Employers immediately prior to the Lump Sum Determination Date.
(A)    Eligible Window Participants Who have not attained Early Retirement Date as of Lump Sum Determination Date. For Eligible Window Participants who are not yet entitled to an early retirement or terminated vested benefit as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant not entitled to an early retirement benefit), the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant or other person would have been entitled to receive at his Early Retirement Date, as described in section 6.2 or 6.4 of this Appendix E, but in no event less than the lump sum value determined as of his Normal Retirement Age.
(B)    Eligible Window Participants Who have attained Early Retirement Date as of Lump Sum Determination Date. Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement or terminated vested benefit under section 6.2 or 6.4 of this Appendix E as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant entitled to an early retirement or terminated vested benefit), the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum determined as of the Participant’s Normal Retirement Age.
(2)    Immediate Annuity Payments to Certain Eligible Window Participants.
(A)    Benefit Commencement Prior to Early Retirement Age or Normal Retirement Age. For purposes of determining the amount of an immediately payable annuity under this section 6.19 that commences—
(i)    prior to a Participant’s Early Retirement Age (whether or not the Participant has terminated employment from the Employer), in the case of a Terminated Vested Window Participant described in subsection (c)(2), or
(ii)    prior to a Participant’s Normal Retirement Age, in the case of an Active Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to convert the Early Retirement Age or age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b) of the Core Document).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of the Core Document.
(B)    Benefit Commencement between Early Retirement Age and Normal Retirement Age for Terminated Vested Window Participants or On or After Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity to either—
(i)    a Terminated Vested Window Participant that commences on or after Early Retirement Age and on or before Normal Retirement Age, or
(ii)    an Active Window Participant that commences on or after Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of this Core Document.
(g)Death After Election and Prior to Benefit Commencement. Notwithstanding anything to the contrary in Article 6 of Appendix E, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in April, 2021), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) of the Core Document may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6 of the Core Document.
(h)Alternative Dates. Notwithstanding the various dates described above within this section 6.19, the Administrator shall have discretion to offer the temporary lump sum program during an alternative period of time, beginning as early as November 2020; provided, however, that the incremental time periods shall be comparable to those described above, and that Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program and make any and all elections associated with form of payment and related matters.”
(i)
Changes to Appendix F
23.    Article 6 of Appendix F is amended to include a new section 6.19 to read as follows, effective as of August 1, 2020:
“6.19 Lump Sum Option Available to Terminated Vested and Active Participants for Limited Period of Time During 2020–2021.
(a)Definitions. For purposes of this section 6.19, the following definitions will apply:
(1)    “Eligible Window Participant” means a Participant who is eligible to make an election described in this section 6.19, as more fully described in subsection (c) below.
(2)    “Lump Sum Determination Date” means April 1, 2021, the date as of which lump sum distributions shall be calculated and payable, and the date as of which immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.
(3)    “Offer Closing Date” means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.19. Such date is expected to be March 5, 2021; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.
(b)General. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000 shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.
(c)Eligible Window Participants. The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to Active Window Participants, Terminated Vested Window Participants, and Other Window Participants, as described in paragraphs (1)-(3) below, but excluding any persons described in paragraph (4) below. These groups of eligible Participants shall collectively be known as Eligible Window Participants.
(1)    Active Window Participants. The term Active Window Participants shall include all Participants who—
(A)    are actively employed by the Company or an Affiliated Employer as of the date just before formal notice is provided, as described in subsection (d)(1) below,
(B)    are covered under the terms and provisions of this Appendix F,
(C)    who are alive as of the Lump Sum Determination Date, and
(D)    are not excluded under paragraph (4) below.
(2)    Terminated Vested Window Participants. Unless excluded under paragraph (4), an Eligible Window Participant means a Participant—
(A)    who is covered under the terms and provisions of this Appendix F, and specifically including a Participant who is covered under the terms of Appendix F and therefore eligible to receive a “past service benefit” (commonly referred to as a “Wireless Participant”).
(B)    who has terminated employment with the Company and all Affiliated Employers on a date before the date on which formal notice is provided, as described in subsection (d)(1) below,
(C)    who is alive as of the Lump Sum Determination Date,
(D)    who is entitled to a retirement benefit under Article 6 of this Appendix F, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and
(E)    for whom the lump sum actuarial equivalent value of the Participant’s benefit, determined on the basis of the Actuarial Assumptions described in section 6.11 of the Core Document, and based on the methodology described in subsection (f) below, exceeds $5,000, shall be classified as a Terminated Vested Participants for purposes of this section 6.19.
(3)    Other Window Participants. In addition to Active Window Participants and Terminated Vested Window Participants described above, any—
(A)    surviving spouse or nonspouse beneficiary or alternate payee whose benefits are derived from any of the previously described groups of Window Participants,
(B)    whose benefits under the Plan have not yet commenced, and
(C)    who is alive as of the Lump Sum Determination Date,
shall be considered as Other Window Participants, and shall thereby be designated as Eligible Window Participants; provided, however, that if a Participant otherwise described in paragraph (1) or (2) above, or an alternate payee is subject to the terms of a qualified domestic relations order which requires payment (to that specific person) in a form other than a lump sum, such Participant or alternate payee shall be treated as excluded under paragraph (4) below.
(4)    Excluded Persons. Notwithstanding paragraphs (1)-(3) above, Participants and other persons described in paragraphs (1), (2), and (3) above who are in payment status shall not be Eligible Window Participants. Similarly, Terminated Vested Window Participants described in paragraphs (2) above who have attained their Normal Retirement Date prior to the Lump Sum Determination Date shall not be Eligible Window Participants.
(d)Notice and Election Period. The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1)
Notification Dates and Timing Requirements. Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in May or June 2020. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Core Document) will be distributed to Eligible Window Participants in January, 2021.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the “Election Period”). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, including the Offer Closing Date and the Lump Sum Determination Date, are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays or, alternatively, in accordance with subsection (h) below. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.19, and to make any and all elections relating to form of payment and related matters.

(2)    Election, Waiver, Consent, and Revocation Requirements. In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.19 or section 6.7 of the Core Document (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.19 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.19, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.
(3)    Failure to Submit an Election. For purposes of this section 6.19, an Eligible Window Participant must make a “valid” election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a “valid” election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.
Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.19.
(e)Immediate Annuity Option Payment Forms. In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.19, such person shall alternatively be permitted to elect an “immediately payable” annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of this Appendix F, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above. Such immediate annuity will commence under the terms of the Plan, and continue (as applicable) under the terms of the irrevocable annuity contract from the insurance company referenced in section 9.4(f).

An Eligible Window Participant described in subsection (c)(1) or (c)(2) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity. A Window Participant described in subsection (c)(3) above may elect a life annuity (if a surviving spouse or nonspouse beneficiary), or, if an alternate payee, may elect whatever payment forms are permissible, taking into account the terms of the qualified domestic relations order and the age of the applicable Participant as of the date of the alternate payee’s benefit commencement.

Notwithstanding the preceding paragraph, either—
(1)    a Terminated Vested Window Participant described in subsection (c)(2) above who has attained Early Retirement Age (whether before or after termination of employment from the Employer) as described in section 5.2 of this Appendix F, or
(2)    an Active Window Participant described in subsection (c)(1) above who has attained Normal Retirement Age, shall be eligible to elect all other optional payment forms described in this Appendix F (if any).
(f)Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.
(1)    Lump Sum Distributions. The amount of a Participant’s lump sum distribution under this section 6.19 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11 of the Core Document. For purposes of subparagraphs (A) and (B) below, Active Window Participants described in subsection (c)(1) above shall be assumed to have terminated employment with the Company and all Affiliated Employers immediately prior to the Lump Sum Determination Date.
(A)    Eligible Window Participants Who have not attained Early Retirement Date as of Lump Sum Determination Date. For Eligible Window Participants who are not yet entitled to an early retirement or terminated vested benefit as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant not entitled to an early retirement benefit), the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant or other person would have been entitled to receive at his Early Retirement Date, as described in section 6.2 or 6.4 of this Appendix F, but in no event less than the lump sum value determined as of his Normal Retirement Age.
(B)    Eligible Window Participants Who have attained Early Retirement Date as of Lump Sum Determination Date. Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement or terminated vested benefit under section 6.2 or 6.4 of this Appendix F as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant entitled to an early retirement or terminated vested benefit), the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum determined as of the Participant’s Normal Retirement Age.
(2)    Immediate Annuity Payments to Certain Eligible Window Participants.
(A)    Benefit Commencement Prior to Early Retirement Age or Normal Retirement Age. For purposes of determining the amount of an immediately payable annuity under this section 6.19 that commences—
(i)    prior to a Participant’s Early Retirement Age (whether or not the Participant has terminated employment from the Employer), in the case of a Terminated Vested Window Participant described in subsection (c)(2), or
(ii)    prior to a Participant’s Normal Retirement Age, in the case of an Active Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to convert the Early Retirement Age or age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b) of the Core Document).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of the Core Document.
(B)    Benefit Commencement between Early Retirement Age and Normal Retirement Age for Terminated Vested Window Participants or On or After Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity to either—
(i)    a Terminated Vested Window Participant that commences on or after Early Retirement Age and on or before Normal Retirement Age, or
(ii)    an Active Window Participant that commences on or after Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of this Core Document.
(g)Death After Election and Prior to Benefit Commencement. Notwithstanding anything to the contrary in Article 6 of Appendix F, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in April, 2021), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) of the Core Document may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6 of the Core Document.
(h)Alternative Dates. Notwithstanding the various dates described above within this section 6.19, the Administrator shall have discretion to offer the temporary lump sum program during an alternative period of time, beginning as early as November 2020; provided, however, that the incremental time periods shall be comparable to those described above, and that Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program and make any and all elections associated with form of payment and related matters.”
(i)
Changes to Appendix G
24.    Article 6 of Appendix G is amended to include a new section 6.19 to read as follows, effective as of August 1, 2020:
“6.19 Lump Sum Option Available to Terminated Vested and Active Participants for Limited Period of Time During 2020–2021.
(a)Definitions. For purposes of this section 6.19, the following definitions will apply:
(1)    “Eligible Window Participant” means a Participant who is eligible to make an election described in this section 6.19, as more fully described in subsection (c) below.
(2)    “Lump Sum Determination Date” means April 1, 2021, the date as of which lump sum distributions shall be calculated and payable, and the date as of which immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.
(3)    “Offer Closing Date” means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.19. Such date is expected to be March 5, 2021; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.
(b)General. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000 shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.
(c)Eligible Window Participants. The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to Active Window Participants, Terminated Vested Window Participants, and Other Window Participants, as described in paragraphs (1)-(3) below, but excluding any persons described in paragraph (4) below. These groups of eligible Participants shall collectively be known as Eligible Window Participants.
(1)    Active Window Participants. The term Active Window Participants shall include all Participants who—
(A)    are actively employed by the Company or an Affiliated Employer as of the date just before formal notice is provided, as described in subsection (d)(1) below,
(B)    are covered under the terms and provisions of this Appendix G,
(C)    who are alive as of the Lump Sum Determination Date, and
(D)    are not excluded under paragraph (4) below.
(2)    Terminated Vested Window Participants. Unless excluded under paragraph (4), an Eligible Window Participant means a Participant—
(A)    who is covered under the terms and provisions of this Appendix G, and specifically including a Participant who is covered under the terms of Appendix G and therefore eligible to receive a “past service benefit” (commonly referred to as a “Wireless Participant”).
(B)    who has terminated employment with the Company and all Affiliated Employers on a date before the date on which formal notice is provided, as described in subsection (d)(1) below,
(C)    who is alive as of the Lump Sum Determination Date,
(D)    who is entitled to a retirement benefit under Article 6 of this Appendix G, and such benefit has not commenced to be paid (in the form of an annuity) and has not been paid out completely (in the form of a lump sum) as of the Lump Sum Determination Date, and
(E)    for whom the lump sum actuarial equivalent value of the Participant’s benefit, determined on the basis of the Actuarial Assumptions described in section 6.11 of the Core Document, and based on the methodology described in subsection (f) below, exceeds $5,000, shall be classified as a Terminated Vested Participants for purposes of this section 6.19.
(3)    Other Window Participants. In addition to Active Window Participants and Terminated Vested Window Participants described above, any—
(A)    surviving spouse or nonspouse beneficiary or alternate payee whose benefits are derived from any of the previously described groups of Window Participants,
(B)    whose benefits under the Plan have not yet commenced, and
(C)    who is alive as of the Lump Sum Determination Date,
shall be considered as Other Window Participants, and shall thereby be designated as Eligible Window Participants; provided, however, that if a Participant otherwise described in paragraph (1) or (2) above, or an alternate payee is subject to the terms of a qualified domestic relations order which requires payment (to that specific person) in a form other than a lump sum, such Participant or alternate payee shall be treated as excluded under paragraph (4) below.
(4)    Excluded Persons. Notwithstanding paragraphs (1)-(3) above, Participants and other persons described in paragraphs (1), (2), and (3) above who are in payment status shall not be Eligible Window Participants. Similarly, Terminated Vested Window Participants described in paragraphs (2) above who have attained age 65 prior to the Lump Sum Determination Date shall not Eligible Window Participants.
(d)Notice and Election Period. The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1)
Notification Dates and Timing Requirements. Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in May or June 2020. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Core Document) will be distributed to Eligible Window Participants in January, 2021.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the “Election Period”). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, including the Offer Closing Date and the Lump Sum Determination Date, are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays or, alternatively, in accordance with subsection (h) below. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.19, and to make any and all elections relating to form of payment and related matters.

(2)    Election, Waiver, Consent, and Revocation Requirements. In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.19 or section 6.7 of the Core Document (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.19 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.19, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.
(3)    Failure to Submit an Election. For purposes of this section 6.19, an Eligible Window Participant must make a “valid” election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a “valid” election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.
Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.19.
(e)Immediate Annuity Option Payment Forms. In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.19, such person shall alternatively be permitted to elect an “immediately payable” annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of this Appendix G, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above. Such immediate annuity will commence under the terms of the Plan, and continue (as applicable) under the terms of the irrevocable annuity contract from the insurance company referenced in section 9.4(f).

An Eligible Window Participant described in subsection (c)(1) or (c)(2) above who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity. A Window Participant described in subsection (c)(3) above may elect a life annuity (if a surviving spouse or nonspouse beneficiary), or, if an alternate payee, may elect whatever payment forms are permissible, taking into account the terms of the qualified domestic relations order and the age of the applicable Participant as of the date of the alternate payee’s benefit commencement.

Notwithstanding the preceding paragraph, either—
(1)    a Terminated Vested Window Participant described in subsection (c)(2) above who has attained Early Retirement Age (whether before or after termination of employment from the Employer), as described in section 5.3 or 5.5 of this Appendix G, or
(2)    an Active Window Participant described in subsection (c)(1) above who has attained Normal Retirement Age, shall be eligible to elect all other optional payment forms described in this Appendix G (if any)
(f)Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.
(1)    Lump Sum Distributions. The amount of a Participant’s lump sum distribution under this section 6.19 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.11 of the Core Document. For purposes of subparagraphs (A) and (B) below, Active Window Participants described in subsection (c)(1) above shall be assumed to have terminated employment with the Company and all Affiliated Employers immediately prior to the Lump Sum Determination Date.
(A)    Eligible Window Participants Who have not attained Early Retirement Date as of Lump Sum Determination Date. For Eligible Window Participants who are not yet entitled to an early retirement or terminated vested benefit as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant not entitled to an early retirement benefit), the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant or other person would have been entitled to receive at his Early Retirement Date, as described in section 5.3 or 5.5 of this Appendix G, but in no event less than the lump sum value determined as of his Normal Retirement Age.
(B)    Eligible Window Participants Who have attained Early Retirement Date as of Lump Sum Determination Date. Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement or terminated vested benefit under section 5.3 or 5.5 of this Appendix G as of the Lump Sum Determination Date (or, in the case of a person described in subsection (c)(3)(A) above, such a person whose Plan benefit is derived from such an Eligible Window Participant entitled to an early retirement or terminated vested benefit), the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum determined as of the Participant’s Normal Retirement Age.
(2)    Immediate Annuity Payments to Certain Eligible Window Participants.
(A)    Benefit Commencement Prior to Early Retirement Age or Normal Retirement Age. For purposes of determining the amount of an immediately payable annuity under this section 6.19 that commences—
(i)    prior to a Participant’s Early Retirement Age (whether or not the Participant has terminated employer from the Employer), in the case of a Terminated Vested Window Participant described in subsection (c)(2), or
(ii)    prior to a Participant’s Normal Retirement Age, in the case of an Active Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to convert the Early Retirement Age or age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.11(b) of the Core Document).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of the Core Document.
(B)    Benefit Commencement between Early Retirement Age and Normal Retirement Age for Terminated Vested Window Participants or On or After Normal Retirement Age for Active Window Participants. For purposes of determining the amount of an immediately payable annuity to either—
(i)    a Terminated Vested Window Participant that commences on or after Early Retirement Age and on or before Normal Retirement Age, or
(ii)    an Active Window Participant that commences on or after Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of this Core Document.
(g)Death After Election and Prior to Benefit Commencement. Notwithstanding anything to the contrary in Article 6 of Appendix G, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in April, 2021), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.6(c) of the Core Document may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.6 of the Core Document.
(h)Alternative Dates. Notwithstanding the various dates described above within this section 6.19, the Administrator shall have discretion to offer the temporary lump sum program during an alternative period of time, beginning as early as November 2020; provided, however, that the incremental time periods shall be comparable to those described above, and that Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program and make any and all elections associated with form of payment and related matters.”
* * * * * * * * * * * * * * * * * *
In Witness Whereof, CTS Corporation has caused this Fifth Amendment to be signed on its behalf and attested by its duly authorized officers this ____ day of ______________, 2020, but effective as of the dates described above.

CTS Corporation

By:

Attest:

By:

1    00366 PP-A5-v2-2020 R 7-1-15.DOC Ln